Securities Act File No. 33-56094

                                U.S. EQUITY FUNDS

                        SUPPLEMENT DATED NOVEMBER 9, 2001
                          TO THE CLASS A, B, C, M AND T
                          U.S. EQUITY FUNDS PROSPECTUS
                              DATED OCTOBER 1, 2001

On November 2, 2001, the Board of Directors/Trustees of the Pilgrim Funds approved proposals to reorganize the following "Disappearing Funds" into the following "Surviving Funds" (each a "Reorganization" and collectively, the "Reorganizations"):

           DISAPPEARING FUND                      SURVIVING FUND
           -----------------                      --------------
     Pilgrim SmallCap Growth Fund       Pilgrim SmallCap Opportunities Fund
     Pilgrim MidCap Growth Fund         Pilgrim MidCap Opportunities Fund

Each proposed Reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the Reorganizations would take place during the first quarter of 2002.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE